Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Daniel P. Connealy, Senior Vice President and Chief Financial Officer of Waddell & Reed Financial, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the “Act”), that:

1.                                      The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the “Report”) dated October 23, 2007 and filed with the United States Securities and Exchange Commission on October 23, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 22, 2007

/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and
Chief Financial Officer